
                                                                   EXHIBIT 99.10

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

               -------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-1
               -------------------------------------------------

                   Monthly Period:                 8/1/01 to
                                                   8/31/01
                   Distribution Date:              9/17/01
                   Transfer Date:                  9/14/01

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September
1, 1992 the "Pooling and Servicing Agreement") by and between First USA Bank,
National Association, (the Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is equired to prepare certain information each month regarding current distributions to Certificateholders nd the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during he month noted above is set forth below. Certain information is presented on the basis of n original principal amount of $1,000 per Series
1997-1 Certificate (a "Certificate"). Certain ther information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

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A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------

    1.     The total amount of the distribution to
           Certificateholders on the Distribution Date per
           $1,000 original certificate principal amount
                                                               Class A                                    $3.20333
                                                               Class B                                    $3.38417
                                                               CIA                                        $3.84917

    2.     The amount of the distribution set forth in
           paragraph 1 above in respect of interest on
           the Certificates, per $1,000 original
           certificate principal amount
                                                               Class A                                    $3.20333
                                                               Class B                                    $3.38417
                                                               CIA                                        $3.84917
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-1
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    3.     The amount of the distribution set forth in paragraph 1
           above in respect of principal on the Certificates, per
           $1,000 original certificate principal amount
                                                             Class A                                            $0.00000
                                                             Class B                                            $0.00000
                                                             CIA                                                $0.00000

B.     Information Regarding the Performance of the Trust.
       --------------------------------------------------

       1.     Allocation of Principal Receivables.
              -----------------------------------

              The aggregate amount of Allocations of Principal
              Receivables processed during the Monthly Period
              which were allocated in respect of the Certificates
                                                             Class A                                     $116,007,884.09
                                                             Class B                                     $ 10,463,057.83
                                                             CIA                                         $ 13,256,592.69
                                                                                                         ---------------
                                                             Total                                       $139,727,534.61

       2.     Allocation of Finance Charge Receivables
              ----------------------------------------

              (a1)   The aggregate amount of Allocations of Finance
                     Charge Receivables processed during the Monthly
                     Period which were allocated in respect of the
                     Certificates
                                                             Class A                                      $11,899,224.94
                                                             Class B                                      $ 1,073,222.56
                                                             CIA                                          $ 1,359,762.56
                                                                                                          --------------
                                                             Total                                        $14,332,210.06

              (b1)   Principal Funding Investment Proceeds (to Class A)                                   $         0.00
              (b2)   Withdrawals from Reserve Account (to Class A)                                        $         0.00
                                                                                                          --------------
                     Class A Available Funds                                                              $11,899,224.94

              (c1)   Principal Funding Investment Proceeds (to Class B)                                   $         0.00
              (c2)   Withdrawals from Reserve Account (to Class B)                                        $         0.00
                     Class B Available Funds                                                              $ 1,073,222.56

              (d1)   Principal Funding Investment Proceeds (to CIA)                                       $         0.00
              (d2)   Withdrawals from Reserve Account (to CIA)                                            $         0.00
                     CIA Available Funds                                                                  $ 1,359,762.56

              (e1)   Total Principal Funding Investment Proceeds                                                   $0.00
              (e2)   Investment Earnings on deposits to Reserve Account                                            $0.00
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 MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-1
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     3.      Principal Receivable / Investor Percentages
             -------------------------------------------

             (a)   The aggregate amount of Principal Receivables in
                   the Trust as of 08/31/01                                                           $32,106,606,886.19


             (b)   Invested Amount as of 08/31/01
                   (Adjusted Class A Invested Amount
                   during Accumulation Period)
                                                                 Class A                                 $750,000,000.00
                                                                 Class B                                 $ 67,770,000.00
                                                                 CIA                                     $ 85,845,000.00
                                                                                                         ---------------
                                                                 Total                                   $903,615,000.00

             (c)   The Floating Allocation Percentage:
                                                                 Class A                                          2.284%
                                                                 Class B                                          0.206%
                                                                 CIA                                              0.261%
                                                                                                                  -----
                                                                 Total                                            2.751%

             (d)   During the Accumulation Period: The Invested Amount
                   as of ______ (the last day of the Revolving Period)
                                                                 Class A                                           $0.00
                                                                 Class B                                           $0.00
                                                                 CIA                                               $0.00
                                                                                                                   -----
                                                                 Total                                             $0.00

             (e)   The Fixed/Floating Allocation Percentage:
                                                                 Class A                                          2.284%
                                                                 Class B                                          0.206%
                                                                 CIA                                              0.261%
                                                                                                                  ------
                                                                 Total                                            2.751%

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 MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-1
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
     4.    Delinquent Balances.
           -------------------

           The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

           (a)   30 - 59 days                                                                         $   458,027,278.44
           (b)   60 - 89 days                                                                         $   313,080,490.58
           (c)   90 - 119 days                                                                        $   234,635,571.22
           (d)   120 - 149 days                                                                       $   193,725,750.16
           (e)   150 - 179 days                                                                       $   160,402,537.09
           (f)   180 or more days                                                                     $             0.00
                                                            Total                                     $ 1,359,871,627.49

     5.    Monthly Investor Default Amount.
           -------------------------------

           (a)   The aggregate amount of all defaulted Principal
                 Receivables written off as uncollectible during the
                 Monthly Period allocable to the Invested Amount
                 (the aggregate "Investor Default Amount")
                                                            Class A                                        $3,800,569.35
                                                            Class B                                        $  342,783.40
                                                            CIA                                            $  434,303.24
                                                                                                           -------------
                                                            Total                                          $4,577,655.99


     6.    Investor Charge-Offs & Reimbursements of Charge-Offs.
           -----------------------------------------------------

           (a)   The aggregate amount of Class A Investor Charge-
                 Offs and the reductions in the Class B Invested
                 Amount and the CIA
                                                            Class A                                                $0.00
                                                            Class B                                                $0.00
                                                            CIA                                                    $0.00
                                                                                                                   -----
                                                            Total                                                  $0.00

           (b)   The amounts set forth in paragraph 6(a) above, per
                 $1,000 original certificate principal amount (which
                 will have the effect of reducing, pro rata, the
                 amount of each Certificateholder's investment)
                                                            Class A                                                $0.00
                                                            Class B                                                $0.00
                                                            CIA                                                    $0.00
                                                                                                                   -----
                                                            Total                                                  $0.00
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 MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-1
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
       (c)     The aggregate amount of Class A Investor Charge-
               Offs reimbursed and the reimbursement of
               reductions in the Class B Invested Amount and the
               CIA

                                                        Class A                                                    $0.00
                                                        Class B                                                    $0.00
                                                        CIA                                                        $0.00
                                                                                                                   -----
                                                        Total                                                      $0.00

       (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                                        Class A                                                    $0.00
                                                        Class B                                                    $0.00
                                                        CIA                                                        $0.00
                                                                                                                   -----
                                                        Total                                                      $0.00

       7.      Investor Servicing Fee
               ----------------------
               (a)    The amount of the Investor Monthly Servicing Fee
                      payable by the Trust to the Servicer for the
                      Monthly Period

                                                        Class A                                            $  937,500.00
                                                        Class B                                            $   84,712.50
                                                        CIA                                                $  107,306.25
                                                                                                           -------------
                                                        Total                                              $1,129,518.75


       8.      Reallocated Principal Collections
               ---------------------------------
                      The amount of Reallocated CIA
                      and Class B Principal Collections applied in respect
                      of Interest Shortfalls, Investor Default Amounts or Investor
                      Charge-Offs for the prior month.

                                                        Class B                                                    $0.00
                                                        CIA                                                        $0.00
                                                                                                                   -----
                                                        Total                                                      $0.00

      9.       CIA Invested Amount
               -------------------
               (a) The amount of the CIA Invested Amount as of the
                   close of business on the related Distribution Date after
                   giving effect to withdrawals, deposits and payments to
                   be made in respect of the preceding month                                              $85,845,000.00
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 MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-1
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               (b)       The Required CIA Invested Amount as of the
                         close of business on the related Distribution Date after
                         giving effect to withdrawals, deposits and payments to
                         be made in respect of the preceding month                                        $85,845,000.00

       10.     The Pool Factor
               ---------------

                         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date).  The amount of a Certificateholder's pro rata share of the
                         Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                        Class A                                               1.00000000
                                                        Class B                                               1.00000000
                                                        Total                                                 1.00000000

       11.   The Portfolio Yield
             -------------------
                         The Portfolio Yield for the related Monthly Period                                       12.95%

       12.   The Base Rate
             -------------
                         The Base Rate for the related Monthly Period                                              5.81%



C      Information Regarding the Principal Funding Account
       ---------------------------------------------------

       1.   Accumulation Period

       (a)  Accumulation Period Commencement Date                                                             12/01/2003

       (b)  Accumulation Period Length (months)                                                                        2

       (c)  Accumulation Period Factor                                                                              5.82

       (d)  Required Accumulation Factor Number                                                                        8

       (e)  Controlled Accumulation Amount                                                               $451,807,500.00

       (f)  Minimum Payment Rate (last 12 months)                                                                 12.86%
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      2.   Principal Funding Account
           -------------------------

           Beginning Balance                                                                                       $0.00
               Plus:  Principal Collections for related Monthly Period from
                      Principal Account                                                                             0.00
               Plus:  Interest on Principal Funding Account Balance for
                      related Monthly Period                                                                        0.00

               Less:  Withdrawals to Finance Charge Account                                                         0.00
               Less:  Withdrawals to Distribution Account                                                           0.00
                                                                                                                    ----
           Ending Balance                                                                                           0.00

      3.   Accumulation Shortfall
           ----------------------
                  The Controlled Deposit Amount for the previous
                  Monthly Period                                                                                   $0.00

           Less:  The amount deposited into the Principal Funding
                  Account for the Previous Monthly Period                                                          $0.00

                  Accumulation Shortfall                                                                           $0.00
                                                                                                                   -----
                  Aggregate Accumulation Shortfalls                                                                $0.00

      4.   Principal Funding Investment Shortfall
           --------------------------------------
                  Covered Amount                                                                                   $0.00

           Less:  Principal Funding Investment Proceeds                                                            $0.00
                                                                                                                   -----
                  Principal Funding Investment Shortfall                                                           $0.00
                                                                                                                   -----
D.    Information Regarding the Reserve Account
      -----------------------------------------

      1.   Required Reserve Account Analysis
           ---------------------------------

           (a)   Required Reserve Account Amount percentage                                                     0.00000%

           (b)   Required Reserve Account Amount ($)                                                               $0.00
                 .5% of Invested Amount or other amount
                 designated by Transferor)

           (c)   Required Reserve Account Balance after effect of
                 any transfers on the Related Transfer Date                                                        $0.00

           (d)   Reserve Draw Amount transferred to the Finance
                 Charge Account on the Related Transfer Date                                                       $0.00
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 MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1997-1
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      2.     Reserve Account Investment Proceeds
             -----------------------------------
             Reserve Account Investment Proceeds transferred to the
             Finance Charge Account on the Related Transfer Date                                                   $0.00

      3.     Withdrawals from the Reserve Account
             ------------------------------------
             Total Withdrawals from the Reserve Account transferred
             to the Finance Charge Account on the related Transfer                                                 $0.00
             Date (1 (d) plus 2 above)

      4.     The Portfolio Adjusted Yield
             ----------------------------
             The Portfolio Adjusted Yield for the related Monthly Period                                           5.69%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                 First USA Bank, National Association
                                 as Servicer

                                 By: /s/ Tracie Klein
                                    ------------------------
                                     Tracie Klein
                                     First Vice President